SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): June 1, 2007

                  IndyMac IMSC Mortgage Loan Trust 2007-HOA1
                  ------------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-83

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-140726

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of registrant as specified in its charter)

        Delaware                    333-132042                  95-4791925
        --------                    ----------                  ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


                155 North Lake Avenue
                Pasadena, California                                 91101
                -----------------------------                    -------------
                (Address of Principal                               Zip Code
                Executive Offices)


         Registrant's telephone number, including area code (800) 669-2300
                                                            ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))





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[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

      The consolidated balance sheets of Financial Security Assurance Inc. and its subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations and comprehensive income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2006, incorporated by reference in this prospectus supplement, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

      In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Notes. The consents of PricewaterhouseCoopers LLP are attached hereto as Exhibit 23.1



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      Item 9.01  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

            23.1  Consent of PricewaterhouseCoopers LLP




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                                     SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                                 By: /s/ Victor Woodworth
                                 -------------------------
                                    Victor Woodworth
                                    Vice President



Dated:   June 29, 2007

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Exhibit Index


Exhibit

23.1  Consent of PricewaterhouseCoopers LLP



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